SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ---------------------


                                    FORM 8-K


                            -----------------------


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): February 28, 2001



                                    E-AUTOMATE, CORPORATION
                                  ---------------------
                  (Exact name of registrant as specified in this Charter


        Delaware                                                33-0601502
        --------                     -------                    ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      incorporation)                                         Identification No.)



831 East 340 South, American Fork, Utah              84003
--------------------------------------------         -----

Registrant's Telephone Number, Including Area Code:  (801) 492-1705




ITEM 2.  Acquisition or Disposition of Assets.

On February 28, 2001, e-automate Corporation (the "Company) signed an agreement to purchase 100 percent of the outstanding stock of Service-View Management Systems, Inc., an Ontario, Canada corporation in exchange for cash, deferred cash payments and shares of common stock of the Company pursuant to a Stock Purchase Agreement dated February 28, 2001 between the Company and Greg Harrison, which is filed herewith as Exhibit 2.5.

Both the Company and Service-View provide management software and technologies to small and mid-sized enterprises with a focus on the copier services industry. Service-View currently serves more than 150 such businesses. The acquistion increases e-automate's total client base to more than 500 sites with nearly 3,500 licenses users.

Greg Harrison, president and founder of Service-View will become the Company's regional sales director and country manager for Canada. David Williams, Service-View sales director, will join the Company's sales team and David Burns, Service-View product development manager, will become an e-automate implementation coach and trainer while providing continued support for the Service-View product.



ITEM 7.  Financial Statements and Exhibits.

     (a) Pro forma financial information.

         The pro forma financial information, if required by this Item 7(a), will be filed by amendment.

     (b) Exhibits. The following exhibits are incorporated herein by this reference:

   Exhibit No.         Description of Exhibit
   ----------          ----------------------

   2.5*                Stock Purchase Agreement dated as of
                       February 28, 2001 among the Registrant
                       and Greg Harrison


____________________________
   * Filed herewith.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


E-AUTOMATE, CORPORATION
(Registrant)



/s/ Lon D. Price
_______________________
Lon D. Price
Chief Executive Officer
Date: March 15, 2001



/s/ Greg L. Popp
_______________________
Greg L. Popp
Chief Financial Officer
Date: February 20, 2001

                               EXHIBIT INDEX

Exhibit No.         Description of Exhibit

2.5*                Stock Purchase Agreement dated as of
                    February 28, 2001 among the Registrant
                    and Greg Harrison


____________________________
* Filed herewith.




                            STOCK PURCHASE AGREEMENT

                                by and between

                            e-automate Corporation

                                      and

                                 Greg Harrison


                         Effective as of 28 February 2001

THIS STOCK PURCHASE AGREEMENT is made and entered into effective as of February 28, 2001 ("Effective Date"), by and between e-automate Corporation, a Delaware corporation (the "Purchaser"), and Greg Harrison, a Canadian national (the "Seller") for the sale and purchase of all outstanding shares of Service View Management Systems, Inc. (the "Company"), an Ontario, Canada Corporation having its principal place of business at 2160 Fasan Drive, Oldcastle, Ontario, Canada N0R1L0.

THE PARTIES AGREE AS FOLLOWS:

ARTICLE I	PURCHASE AND SALE OF STOCK

Section 1.1	OWNERSHIP OF SHARES.  On or before the Closing Date (as defined in Section 2.1 below), the Seller will have sole ownership of all the issued and outstanding stock of the Company consisting of a total of 100 Shares of Common Stock of the Company, having a par value of C$1.00 per share (the "Shares"), pursuant to this Agreement.

Section 1.2 SALE OF THE Shares. Subject to the terms and conditions hereof, on the Closing Date the Seller will transfer and sell to the Purchaser, and the Purchaser will purchase from the Seller, the Shares at a purchase price of US$2,979.70 per share, for a total purchase price consisting of (i) US$87,500 in cash (which includes management remuneration due to Seller from Company as of the Closing Date); (ii) 60,000 shares of Common Stock of e-automate Corporation; and (iii) assumption of the liabilities set forth in Exhibit B. The total purchase price and per/share price to be adjusted in accordance with Section 1.3, below.

Section 1.3	ADJUSTMENT OF PURCHASE PRICE.  The Purchase Price for the
Shares shall be adjusted as follows:

(a) If the Company collects more than US$32,985.77 (or equivalent in other currencies) on accounts receivable outstanding as of the Effective Date, no later than August 31, 2001, fifty percent (50%) of such excess shall be deemed to constitute added value to the Company and shall be paid to Seller no later than September 15, 2001, as part of the Purchase Price for the Shares.

(b) The parties acknowledge and agree that the Company is the owner of United States Trademark #1723347 ("Service-View Management Systems, Inc." - Registration Date: October 13, 1992) and United States Trademark/Service Mark Application # 75335547 ("Service-View" - Filing Date: August 4, 1997) which registration and application provides the Company valuable rights with respect to the Company's name and, specifically, the term "Service-View." The parties further acknowledge that the Company has negotiated and will continue to negotiate with British Telecommunications, plc or its designated affiliate ("BT"), concerning use of a substantially similar trademark. If the Company reaches an agreement with BT either to accommodate BT's use of the similar trademark or to assign the Company's trademark to BT in return for payment from BT of not more than US$50,000, the sum received from BT shall, after payment of legal and other expenses directly incurred in reaching such settlement, paid to Seller as part or the Purchase Price for the Shares. If the Company reaches an agreement with BT, as described above, in return for payment from BT of more than US$50,000, Purchaser shall pay to Seller as part of the Purchase Price for the shares the sum of (i) US$50,000 less legal and other expenses directly incurred in reaching such settlement; and (ii) fifty percent (50%) of the amount received from BT in excess of US$50,000. Purchaser and Seller agree to cooperate in good faith and to use their best reasonable efforts to maximize the value of the above-mentioned trademark and trademark application.

Article II  CLOSING DATE; DELIVERY

Section 2.1	CLOSING DATE.  The consummation of the purchase and sale of
the Shares hereunder (the "Closing") shall be held at the offices of the Purchaser at 831 E. 340 S., American Fork, UT, 84004 USA at 10:00 a.m., on 28 February 2001 or at such other time and place as the Seller and the Purchaser mutually agree upon in writing (the "Closing Date").

Section 2.2	DELIVERY AND PAYMENTS.  Purchaser shall deliver payment of
the purchase price for the Shares as follows:

(1) A cashier's check for US$12,500 drawn on a United States bank acceptable to both parties;
(2) Payments of US$15,000 shall be made by check drawn on a United States bank acceptable to both parties on or before the last day of March, April, May, June, and July 2001. Purchaser may prepay any of remaining amount due under this Subsection (2), in full or in part, at any time.
(3) One or more share certificates representing 60,000 shares of common stock of e-automate Corporation, fully paid and non-assessable, to be delivered within twenty (days) following the Closing.

Upon Purchaser's completion of its payment obligations, set forth above, in full, Seller shall delivery the certificates representing the Shares, properly endorsed, to Purchaser in such manner as Purchaser reasonably requests.

Section 2.3	CONSUMMATION OF CLOSING.  All acts, deliveries and
confirmations comprising the Closing regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

Article III	REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Purchaser, at and as of the date of this Agreement and at and as of the Closing Date, as follows:

Section 3.1	ORGANIZATION.  The Seller is a Canadian citizen having a
place of business at 2160 Fasan Drive, Oldcastle, Ontario, Canada N0R1L0, and Company is a corporation duly organized, validly existing and in good standing under the laws of the Dominion of Canada and the Province of Ontario. Company has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed would have a material adverse effect on the business, assets (including intangible assets), liabilities, condition (financial or otherwise), prospects, property or results or operations (a "Material Adverse Effect") of the Seller.

Section 3.2	VALID ISSUANCE OF COMMON STOCK. The Shares, have be duly
authorized, validly issued, fully paid, and non-assessable and issued in compliance with all applicable laws of the Dominion of Canada and the Province of Ontario.

Section 3.3	AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

(a) The Seller has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Seller. This Agreement has been duly executed and delivered by the Seller, and constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

(b) The execution and delivery by the Seller of this Agreement does not, and consummation of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of the Articles of Incorporation or Bylaws of the Seller, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Seller is a party or by which any of its properties or assets may be bound, or (iii) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Seller or any of its properties or assets, except in the case of (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not have a Material Adverse Effect on the Seller and its subsidiaries, taken as a whole.

(c) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to the Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) required filings in connection with the change of control, and (ii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, could be expected to have a Material Adverse Effect on the Seller or the Company, taken as a whole.

Section 3.4	OFFICIAL FILINGS; FINANCIAL STATEMENTS.

(a) The Seller has filed and made available to the Purchaser or its representatives all forms, reports and documents required to be filed by the Seller with the relevant authorities of the Dominion of Canada and the Province of Ontario and, as of the Closing Date, such filings contain no untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Each of the financial statements (including, in each case, any related notes) contained in official filings (if any) complies with all rules and regulations pertinent to such filings, and all such filings and statements provided directly to Purchaser were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved and fairly present the financial position of the Company and the consolidated results of its operations and cash flows for the periods in such filings and statements.

Section 3.5	COMPLIANCE WITH LAWS.  The Seller and Company have complied
with, are not in violation of, and have not received any notices of violation with respect to, any national, provincial, or local statute, law or regulation with respect to the conduct of the Company's business, or Seller's ownership or operation of its business, except for failures to comply or violations which would not have a Material Adverse Effect on the Company.

Section 3.6	SHAREHOLDERS CONSENT.  No consent or approval of the other
shareholders of the Company is required or necessary for the Seller to enter into this Agreement or to consummate the transactions contemplated hereby and thereby.

Section 3.7	LITIGATION. There is no private or governmental action, suit, proceeding, claim, arbitration, or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the best of Seller's knowledge and belief, threatened against the Company or any of its properties or any of its officers or directors (in their capacities as such), which, if determined adversely to the Company, would have a Material Adverse Effect on the Company. There is no judgment, decree or order against the Company or against any of its respective directors or officers (in their capacities as such) relating to the business of the Company, the presence of which would have Material Adverse Effect with respect the Company.

Section 3.8	INTELLECTUAL PROPERTY.  Except as previously disclosed to
Purchaser in writing, the Company owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, technology, software, know-how and trade secrets necessary to conduct the business now or proposed to be conducted by the Company, and the Company has not received any notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights, technology, know-how or trade secrets that would result in a Material Adverse Effect; and, to the Seller's knowledge, the discoveries, inventions, products, services or processes used in the Company's business do not, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, which infringement or conflict would result in a Material Adverse Effect.

Section 3.9 	INDEMNICATION OF PURCHASER.  Seller agrees to indemnify
Purchaser and hold Purchaser harmless from any and all claims and liabilities of Company other than those specifically disclosed in the statement of liabilities attached hereto as Exhibit B and incorporated herein by this reference, including, without limitation, any national, provincial, local, or other taxes that accrued with respect the Company's operations prior to the Closing Date.

Article IV	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Seller, at and as of the date of this Agreement and at and as of the Closing, as follows:

Section 4.1 	AUTHORITIES.  The Purchaser is a corporation and is duly
organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has now, and will have at the Closing Date, all requisite legal and corporate power to enter into this Agreement, to purchase the Shares hereunder, and to perform its obligations under the terms of this Agreement, provided however that final implementation of the terms of this agreement is subject to approval by Purchaser's Board of Directors, to be obtained and confirmed in writing to the Seller within ten
(10) days of closing.

Section 4.2	AUTHORIZATION.  All corporate action on the part of the
Purchaser necessary for the purchase of the Shares and the performance of the Purchaser's obligations hereunder has been taken or will be taken prior to the Closing Date. This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally, and except insofar as the availability of equitable remedies may be limited.

Section 4.3	PURCHASE ENTIRELY FOR OWN ACCOUNT.  This Agreement is made
with the Purchaser in reliance upon the Purchaser's representation to the Seller, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

Section 4.4	RESTRICTED SECURITIES. The Purchaser understands that the
Shares are characterized as "restricted securities" under applicable U.S. federal and state securities laws inasmuch as they are being acquired from the Seller in a transaction not involving a public offering and that, pursuant to these laws and applicable regulations, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Seller which are outside of the Purchaser's control, and which the Seller is under no obligation and may not be able to satisfy.

Section 4.5 	INDEMNICATION OF SELLER.  Purchaser agrees to indemnify
Seller and hold Seller harmless from any and all claims and liabilities of Company accruing with respect to the Company's operations after the Closing Date.

Article V	CONDITIONS TO CLOSING

Section 5.1	CONDITIONS TO THE PURCHASER'S OBLIGATIONS.  The obligation
of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

(a) REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Seller in Article III hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement; and the Seller shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

(b) QUALIFICATIONS. The offer and sale of the Shares to the Purchaser pursuant to this Agreement shall be exempt from qualification under the laws of the Seller's and Purchaser's respective jurisdictions, or all authorizations, approvals or permits of any other governmental authority that are required in connection with the lawful purchase and sale of the Shares shall have been duly obtained and shall be effective on and as of the Closing Date.

Section 5.2	CONDITIONS TO OBLIGATIONS OF THE SELLER.  The Seller's
obligation to issue and sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a) REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS. The representations and warranties of the Purchaser in Article IV hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date; and the Purchaser shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

(b) QUALIFICATIONS. The offer and sale of the Shares to the Purchaser pursuant to this Agreement shall be exempt from qualification under the laws of the Seller's and Purchaser's respective jurisdictions, or all authorizations, approvals or permits of any other governmental authority that are required in connection with the lawful purchase and sale of the Shares shall have been duly obtained and shall be effective on and as of the Closing Date.

Article VI	MISCELLANEOUS

Section6.1	GOVERNING LAW.  This Agreement shall be governed in all
respects by the laws of the State of Utah, United States of America.

Section 6.2	SURVIVAL.  The representations, warranties, covenants and
agreements made herein shall survive the Closing of the transactions contemplated hereby.

Section 6.3	SUCCESSORS AND ASSIGNS.  Except as otherwise expressly
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

Section 6.4	ENTIRE AGREEMENT; AMENDMENT.  This Agreement and the other
documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Seller and the Purchaser.

Section 6.5	NOTICES AND OTHER COMMUNICATIONS.  Every notice or other
communication required or contemplated by this Agreement by either party shall be delivered either by (i) personal delivery, (ii) postage prepaid return receipt requested registered or certified mail or the equivalent of registered or certified mail under the laws of the country where mailed,
(iii) internationally recognized overnight courier, such as Federal Express or DHL, or (iv) facsimile with a confirmation copy sent simultaneously by postage prepaid, return receipt requested, registered or certified mail, in each case addressed to the Seller or the Purchaser as the case may be at the following address:

To the Seller:		Greg Harrison
			2160 Fasan Drive
Oldcastle, Ontario
Canada N0R1L0
			Tel: 519.737.2688
			Fax: 519.737.2694

To the Purchaser:	e-automate Corporation
Attn: General Counsel
831 E. 340 S.
American Fork, UT 84003
U.S.A.
			Tel: 801.492.1705
			Fax: 801.492.1704


or at such other address as the intended recipient previously shall have designated by written notice to the other party. Notice by registered or certified mail shall be effective on the Date it is officially recorded as delivered to the intended recipient by return receipt or equivalent, and in the absence of such record of delivery, the effective Date shall be presumed to have been the fifth (5th) business day after it was deposited in the mail. All notices delivered in person or sent by courier shall be deemed to have been delivered to and received by the addressee and shall be effective on the Date of personal delivery; notices delivered by facsimile with simultaneous confirmation copy by registered or certified mail shall be deemed delivered to and received by the addressee and effective on the Date sent. Notice not given in writing shall be effective only if acknowledged in writing by a duly authorized representative of the party to whom it was given.

Section 6.6	DELAYS OR OMISSIONS.  No delay or omission to exercise any
right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Seller under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

Section 6.7	SEPARABILITY OF AGREEMENTS; SEVERABILITY OF THIS AGREEMENT.
In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.8	FINDER'S FEES. (a)  The Seller (i) represents and warrants
that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Purchaser harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Seller, or any of its employees or representatives, is responsible. (b) The Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Seller harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser, or any of its employees or representatives, is responsible.

Section 6.9	CORPORATE SECURITIES LAW.  THE SALE OF THE SECURITIES WHICH
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED UNDER THE LAWS OF CANADA, THE UNITED STATES OF AMERICA, THE PROVINCE OF ONTARIO OR THE STATE OF UTAH, AND THE TRANSFER OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS BASED ON THE UNDERSTANDING THAT THE PROPOSED TRANSACTION IS EXEMPT FROM THE
QUALIFICATION.   THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY
CONDITIONED UPON THE SALE AND PURCHASE OF THE SHARES BEING EXEMPT.

Section 6.10	COUNTERPARTS.  This Agreement may be executed in any number
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

FOR PURCHASER

By /s/ Lon D. Price
   -----------------------------------
Name:  Lon D. Price
Title:	President
e-automate Corporation

FOR Seller

By s/s Greg Harrison
   -----------------------------------
Name: 	Greg Harrison
Title:	Sole Shareholder


EXHIBIT B
STATEMENT OF ASSUMED LIABILITIES

Advance Business Systems          387.55
Ameritech                         262.19
Business Technology             1,475.00
Deloitte & Touche               1,364.25
Digi Print                        495.33
Fildes & Outland, P.C.         20,152.34
Franklin Covey Canada              68.98
John Mill, Lawyer                   7.70
Kelcom                            534.47
Maple City Office Equ             472.65
Monarch Office Supply             373.14
Petro-Canada                      552.54
Pitney Bowes                       68.83
Southland Insurance             1,242.00
Sprint Canada Inc.                296.32
Primus Telecommunicat           1,527.45
United Parcel Service              60.79
Wilson Walker Hochber             579.68
The Windsor Club                   68.61
Your Own Controller               524.31

Grand Total                    30,514.13


As set forth in Sections 1.2 and 3.9 of the Agreement, above, e-automate assumes the liabilities set forth in the table above with the exception of the US$20,152.34 owed to Fildes & Outland, P.C., which is subject to the separate provisions of Section 1.3(b). The Grand total of assumed liabilities is agreed to be as follows:

From table above (as adjusted and with
appropriate currency conversions)               C$10,361.79
Exchange on US$ payables in table                  C$833.86
Bank line of credit                             C$30,000.00
CIBC Business Improvement Loan                   C$3,900.17

TOTAL ASSUMED LIABILITIES                       C$45,095.82